UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

Personal Strategy Balanced Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economic downturn appeared to be winding down during the six-month period ended November 30, 2009, causing investors to turn their attention to the long, slow process of recovery. U.S. stocks continued to rally from their March lows but were outperformed by non-U.S. equities, where emerging markets led the way. Bond markets were generally positive, with particular strength among credit-sensitive sectors such as high yield, investment-grade corporates, and emerging market debt.

All of the Personal Strategy Funds outperformed their respective benchmarks by a substantial margin. Relying on our disciplined, fundamental approach to identify attractive long-term investment opportunities for our shareholders, we are encouraged by recent signs of economic strength and continue to position the funds for a gradual return to sustainable growth.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression appears to be coming to an end. After shrinking at an annualized rate of more than 5% in the fourth quarter of 2008 and the first quarter of 2009, the economy contracted by only 0.7% in the second quarter of 2009 and grew by over 2% in the third. Job losses have slowed in recent months, although unemployment remains high and consumer spending restrained.

Stocks
U.S. stocks produced strong gains in the six months ended November 30, 2009, extending a remarkable rally that began in early March. Most major U.S. stock indexes surged roughly 60% to 70% from their March lows, although they remain 25% to 30% below their 2007 highs. Large-cap shares generally outperformed their smaller peers. Growth stocks narrowly outpaced value among large-cap shares but trailed in the small- and mid-cap universe.

As measured by the S&P 500, all sectors in the large-cap universe generated positive returns in the last six months. Information technology shares were among the top performers due to attractive valuations, aggressive cost cutting, and unexpectedly resilient revenues. Consumer discretionary and industrials and business services stocks also did well, as investors anticipated them to benefit from an eventual economic recovery, while materials stocks climbed with commodity prices. Utilities and telecommunication services, which are often perceived as safe havens in an economic downturn, lagged with modest gains.

Non-U.S. developed market stocks performed in line with U.S. shares in the last six months. European shares fared well, but Japanese stocks trailed significantly. Emerging markets outperformed developed markets, led by Latin America. A weak dollar tended to enhance returns for U.S. investors.

Bonds
Domestic bond returns were broadly positive, as credit market conditions continued to improve and Federal Reserve officials stated that they intend to keep short-term interest rates very low “for an extended period.” High yield bonds fared best and produced strong gains, but investment-grade corporate bonds also performed very well. Asset-backed securities, which are backed by credit card, auto loan, or other debt payments, generate less robust gains. Intermediate- and long-term U.S. Treasury yields declined somewhat despite signs of economic improvement and heavy new issuance by the Treasury Department. Municipal bonds and agency mortgage-backed securities lagged with relatively mild gains, while money market yields hovered near 0%.

Non-U.S. bond returns were solidly positive. Emerging market debt did well as global economic stabilization boosted capital flows and enhanced liquidity. Corporate debt outpaced government debt, and the new issue market for both segments showed renewed vigor. High-quality bonds issued in developed countries trailed slightly, but returns were enhanced by the dollar’s weakness versus other currencies.

STRATEGY AND PERFORMANCE REVIEW

All of the Personal Strategy Funds posted sharply positive returns for the six-month period and outperformed their respective benchmarks. (See each fund’s commentary for more specific performance information.) Our outperformance relative to the benchmarks was due to strong security selection in the underlying portfolios and allocations to high yield bonds, non-U.S. dollar-denominated bonds, and emerging market bonds—all strong-performing sectors that are absent from the benchmark. An overweight to equities and an underweight to cash also helped relative returns, while an underweight to high yield versus investment grade detracted as high yield bonds outperformed.

Stocks
Our equity allocations have performed very well over the last six months, providing strong absolute performance across both domestic and international stocks, as well as all capitalizations and styles. Our U.S. equities modestly outperformed the Russell 3000 Index over the period. Large-cap value and small-cap stocks were positive contributors, while large-cap growth shares weighed on relative returns. International equities significantly outperformed, with both developed and emerging markets providing strong relative outperformance versus their respective benchmarks.

Among the funds’ larger equity positions, Microsoft was a top contributor as the company rebounded from a difficult period. Microsoft remains dominant in desktop software and is entering a major product cycle with Windows 7 (and Office 2010) that we expect to drive better-than-expected earnings growth from current depressed levels. Apple benefited from the rapid adoption of smartphones—handheld devices that combine phone, e-mail, Web browsing, and other computing capabilities.

Apple’s iPhone has become a consumer phenomenon and a major driver of revenue and earnings. The company continues to innovate and deliver solid results with its Mac computers and iPod line of media devices. Amazon.com posted strong third-quarter results. Its recent price war with Wal-Mart may cause some short-term challenges, but the online retailer continues to take share from both online and offline retail at an increasing rate. Global investment bank Goldman Sachs contributed good gains. Benefiting from a unique franchise that has even greater differentiation now that its weaker peers have fallen away, we believe that Goldman is poised for solid long-term gains. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Bonds
The fixed income portion of the portfolios also provided strong absolute and relative returns. Allocations to high yield bonds, non-U.S. dollar-denominated bonds, and emerging market bonds significantly aided relative and absolute performance. The fixed income portion of the portfolios is benchmarked versus the Barclays Capital U.S. Aggregate Index, which does not have any exposure to these sectors. All three areas outperformed the index by a wide margin, although an underweight to high yield bonds relative to investment grade hampered returns. Positive security selection within our investment-grade and emerging market bond portfolios was also among the top contributors to our relative outperformance.

High yield bonds continued to perform very well over the period. Low interest rates and abundant liquidity bolstered the high yield market, freeing companies to issue new debt or refinance existing debt under more attractive terms, lowering near-term default expectations. Although this sector can be volatile, we believe that its long-term performance potential makes it an appropriate addition to a broadly diversified investment portfolio. In addition, we strive to manage risk by emphasizing higher-quality debt, which can weigh on returns when the markets are favoring riskier assets. Non-U.S. developed market government debt also posted solid gains, led by non-core markets such as Greece and Italy. Non-U.S. corporate bonds benefited from increased risk appetite, improved liquidity, and early signs of global economic recovery. European investment-grade corporate bonds were among our top performers as risk appetite returned to the markets. Emerging markets entered the global recession in a better position than many developed markets because their financial systems were less exposed to the complexities that initiated the downfall. They have weathered the storm relatively well and emerged earlier than developed markets.

Personal Strategy Income Fund

The Personal Strategy Income Fund returned 14.26% for the six-month period ended November 30, 2009. Our strong results relative to the combined index portfolio were due to positive security selection in the underlying portfolios, as well as out-of-benchmark allocations to high yield bonds, non-U.S. dollar-denominated bonds, and emerging market bonds. An overweight to equities and underweight to cash also contributed to relative returns, while an underweight to high yield versus investment grade detracted as high yield bonds outperformed for the period. The fund also outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index, a peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Please note some important changes to the fund’s performance benchmarks. The Morningstar Moderately Conservative Target Risk Index is replacing the Barclays Capital U.S. Aggregate Index as the fund’s broad market benchmark, although we are including the Barclays index return in this report for continuity. The Morningstar index contains a mix of stocks, bonds, and short-term investments that we feel better reflects the fund’s multi-class investment allocation and provides a more appropriate market performance comparison than the Barclays index.

We continue to overweight the fund’s equity exposure relative to fixed income but have reduced our exposure modestly because the recent rally has made stock valuations less attractive. At the end of the reporting period, the fund’s overall target equity allocation was 43% versus a neutral allocation of 40%. We remain slightly underweight to small-cap versus large-cap stocks as small-caps currently trade at a premium valuation relative to large-caps. We are currently neutral in growth versus value stocks. The value segment could benefit as earnings rebound from depressed levels, although growth stocks with consistently good earnings have fared better during the recent downturn. We are modestly overweight in non-U.S. equities based on attractive valuations. We believe that the positive long-term growth prospects of emerging markets, in particular, should offset any short-term volatility that we may experience.

Within fixed income, we increased our exposure to high yield relative to investment-grade bonds based on expectations for a gradually improving economy and lower default rates. We continue to favor our recently established position in emerging market bonds as yields are still wide relative to recent history. The International Monetary Fund has provided valuable support to many developing economies, greatly reducing the default risk for government issues. That said, fundamental credit research remains a critical element of the security selection process in this uncertain environment. At the end of the reporting period, the fund’s target allocation to bonds and cash stood at 57% versus a 60% neutral allocation.

Personal Strategy Balanced Fund

For the six-month period ended November 30, 2009, the Personal Strategy Balanced Fund posted a 17.43% return. Our strong results relative to the combined index portfolio were due to positive security selection in the underlying portfolios, as well as out-of-benchmark allocations to high yield bonds, non-U.S. dollar-denominated bonds, and emerging market bonds. An overweight to equities and an underweight to cash also contributed to relative returns, while an underweight to high yield versus investment grade detracted as high yield bonds outperformed for the period. The fund also outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index, a peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Please note some important changes to the fund’s performance benchmarks. Due to the discontinuation of the Merrill Lynch-Wilshire Capital Market Index on June 30, 2009, we have replaced it with the Morningstar Moderate Target Risk Index. We have also created a linked performance benchmark that combines data from the Merrill Lynch index before its discontinuation and the Morningstar index from that point forward.

We continue to overweight the fund’s equity exposure relative to fixed income but have reduced our exposure modestly because the recent rally has made stock valuations less attractive. At the end of the reporting period, the fund’s overall target equity allocation was 63% versus a neutral allocation of 60%. We remain slightly underweight to small-cap versus large-cap stocks as small-caps currently trade at a premium valuation relative to large-caps. We are currently neutral in growth versus value stocks. The value segment could benefit as earnings rebound from depressed levels, although growth stocks with consistently good earnings have fared better during the recent downturn. We are modestly overweight in non-U.S. equities based on attractive valuations. We believe that the positive long-term growth prospects of emerging markets, in particular, should offset any short-term volatility that we may experience.

Within fixed income, we increased our exposure to high yield relative to investment-grade bonds based on expectations for a gradually improving economy and lower default rates. We continue to favor our recently established position in emerging market bonds as yields are still wide relative to recent history. The International Monetary Fund has provided valuable support to many developing economies, greatly reducing the default risk for government issues. That said, fundamental credit research remains a critical element of the security selection process in this uncertain environment. At the end of the reporting period, the fund’s target allocation to bonds and cash stood at 37% versus a 40% neutral allocation.

Personal Strategy Growth Fund

For the six-month period ended November 30, 2009, the Personal Strategy Growth Fund posted a 20.04% return. Our strong results relative to the combined index portfolio were due to positive security selection in the underlying portfolios, as well as out-of-benchmark allocations to high yield bonds, non-U.S. dollar-denominated bonds, and emerging market bonds. An overweight to equities and an underweight to cash also contributed to relative returns, while an underweight to high yield versus investment grade detracted as high yield bonds outperformed for the period. The fund also outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Index, a peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Please note some important changes to the fund’s performance benchmarks. Due to the discontinuation of the Merrill Lynch-Wilshire Capital Market Index on June 30, 2009, we have replaced it with the Morningstar Moderately Aggressive Target Risk Index. We have also created a linked performance benchmark that combines data from the Merrill Lynch index before its discontinuation and the Morningstar index from that point forward.

We continue to overweight the fund’s equity exposure relative to fixed income but have reduced our exposure modestly because the recent rally has made stock valuations less attractive. At the end of the reporting period, the fund’s overall target equity allocation was 83% versus a neutral allocation of 80%. We remain slightly underweight to small-cap versus large-cap stocks as small-caps currently trade at a premium valuation relative to large-caps. We are currently neutral in growth versus value stocks. The value segment could benefit as earnings rebound from depressed levels, although growth stocks with consistently good earnings have fared better during the recent downturn. We are modestly overweight in non-U.S. equities based on attractive valuations. We believe that the positive long-term growth prospects of emerging markets, in particular, should offset any short-term volatility that we may experience.

Within fixed income, we increased our exposure to high yield relative to investment-grade bonds based on expectations for a gradually improving economy and lower default rates. We continue to favor our recently established position in emerging market bonds as yields are still wide relative to recent history. The International Monetary Fund has provided valuable support to many developing economies, greatly reducing the default risk for government issues. That said, fundamental credit research remains a critical element of the security selection process in this uncertain environment. At the end of the reporting period, the fund’s target allocation to bonds and cash stood at 17% versus a 20% neutral allocation.

OUTLOOK

Although companies are beginning to benefit from extensive cost cutting, they cannot cut their way to prosperity, and a resumption of revenue growth will be necessary to further boost U.S. stock markets. European shares have rallied since 2008, but prospects remain subdued over the next three to five years. Japanese markets continue to be anemic, although scattered opportunities exist.

Among U.S. bonds, the market for Treasuries, agencies, and mortgage-backed securities will be challenged to absorb the increased supply resulting from new issuance, reduced government purchases, and eventual Federal Reserve efforts to unwind its balance sheet. Policymakers will have to chart a careful course when the time comes to withdraw liquidity from the system.

Long-term fundamentals in emerging markets are positive as the global economy grows, domestic wealth increases, and capital markets mature, although the timing and scope of recovery will vary from country to country.

While we are pleased with the performance of the Personal Strategy Funds over the past six months, we realize that the road ahead remains challenging. We believe that the U.S. and global economies have started on a path to recovery, although it is likely to be gradual and uneven, with more swings in store for economies and markets. In this uncertain environment, security selection is likely to play a leading role.

Our active management approach takes advantage of T. Rowe Price’s disciplined investment process, global research platform, and seasoned professional judgment. Our stock and bond investment professionals work together to evaluate and identify the best investment opportunities, building a broadly diversified portfolio. Although there is no guarantee that an actively managed portfolio will outperform, we believe that our approach will add value for shareholders over the long term.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

December 18, 2009

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An unmanaged index that tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (32% Russell 3000 Index, 8% MSCI All Country World ex-U.S.A. Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (48% Russell 3000 Index, 12% MSCI All Country World ex-U.S.A. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (64% Russell 3000 Index, 16% MSCI All Country World ex-U.S.A. Index) and 20% bonds (Barclays Capital U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Linked performance benchmark – Personal Strategy Balanced Fund: A benchmark that reflects the performance of the Merrill Lynch-Wilshire Capital Market Index through June 30, 2009, and the performance of the Morningstar Moderate Target Risk Index from July 1, 2009, through the end of the reporting period.

Linked performance benchmark – Personal Strategy Growth Fund: A benchmark that reflects the performance of the Merrill Lynch-Wilshire Capital Market Index through June 30, 2009, and the performance of the Morningstar Moderately Aggressive Target Risk Index from July 1, 2009, through the end of the reporting period.

Linked performance benchmark – Personal Strategy Income Fund: A benchmark that reflects the performance of the Barclays Capital U.S. Aggregate Index through June 30, 2009, and the performance of the Morningstar Moderately Conservative Target Risk Index from July 1, 2009, through the end of the reporting period.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes. The index was discontinued on June 30, 2009.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 59.5%		
CONSUMER DISCRETIONARY 9.6%		
Auto Components 0.2%		
Aisin Seiki (JPY)	17,200	412
Autoliv, GDR (SEK)	10,569	429
GKN (GBP)(1)	234,880	414
Koito Manufacturing (JPY)	23,000	340
Strattec Security	2,200	34
TRW (1)	26,800	583
		2,212
Automobiles 0.6%		
BMW (EUR)	46,137	2,185
Harley-Davidson (2)	78,200	2,279
Honda (JPY)	23,500	727
Toyota Motor (JPY)	59,100	2,326
		7,517
Distributors 0.0%		
Jardine Cycle & Carriage (SGD)	28,000	492
		492
Diversified Consumer Services 0.3%		
American Public Education (1)	1,000	32
Apollo Group, Class A (1)	7,800	445
Benesse Holdings (JPY)	17,500	782
Corinthian Colleges (1)	4,200	62
Grand Canyon Education (1)	1,000	19
H&R Block	132,100	2,682
Matthews International, Class A	1,300	45
		4,067
Hotels, Restaurants & Leisure 1.4%		
BJ's Restaurants (1)	10,900	186
Brinker	21,400	295

Expedia (1)(2)	72,200	1,840
HSN (1)	13,400	240
priceline.com (1)	13,400	2,869
		19,483

Leisure Equipment & Products 0.1%

Brunswick	48,400	486
Nikon (JPY)	26,400	477
Pool	11,837	214
		1,177

Media 2.6%

Aegis Group (GBP)	156,277	279
British Sky Broadcasting (GBP)	62,100	543
Cablevision, Class A	188,800	4,724
DIRECTV (1)(2)	13,902	440
Discovery Communications, Class A (1)(2)	69,800	2,230
Discovery Communications, Class C (1)	233,600	6,550
DISH Network (2)	65,400	1,354
Disney	72,000	2,176
Informa (GBP)	45,308	208
Jupiter Telecommunications (JPY)	1,112	1,041
Knology (1)	17,700	174
Liberty Media Capital, Class A (1)	92,200	2,037
Liberty Media-Starz (1)	8,500	407
McGraw-Hill (2)	71,600	2,145
Meredith	11,700	308
Sanoma (EUR)(2)	37,226	782
Scholastic	15,300	386
Television Broadcasts (HKD)	67,000	306
Time Warner (1)	215,733	6,159
Time Warner Cable, Class A	76,600	3,209
WPP (GBP)	66,457	624
		36,082

Textiles, Apparel & Luxury Goods 0.3%		
Adidas (EUR)	18,875	1,082
Cie Financ Richemont (CHF)	44,003	1,436
Nike, Class B	13,300	863
		3,381
Total Consumer Discretionary		132,070
CONSUMER STAPLES 3.0%		
Beverages 0.5%		
Coca-Cola	24,800	1,418
Compania Cervecerias Unidas, ADR	13,100	472
Kirin Holdings (JPY)	38,000	620
PepsiCo	50,610	3,149
Pernod-Ricard (EUR)	15,209	1,298
Pernod-Ricard, Rights, 12/1/09 (EUR)(1)	15,209	26
		6,983
Food & Staples Retailing 0.8%		
Costco Wholesale	3,100	186
CVS Caremark	53,331	1,654
FamilyMart (JPY)(2)	22,400	736
Tesco (GBP)	333,187	2,326
The Pantry (1)	11,500	170
Wal-Mart	98,500	5,373
Walgreen	5,000	194
		10,639
Food Products 0.7%		
Dairy Crest (GBP)	94,194	580
General Mills	5,900	401
Goodman Fielder (AUD)	270,109	379
House Foods (JPY)	18,200	288
Kellogg	5,600	294

Kraft Foods, Class A	32,800	872
Nestle (CHF)	85,986	4,068
Sara Lee	129,400	1,571
Seneca Foods, Class A (1)	1,100	26
Seneca Foods, Class B (1)	600	14
Unilever (GBP)	41,902	1,233
		9,726

Household Products 0.5%

Kimberly-Clark	48,800	3,219
Procter & Gamble	54,935	3,425
		6,644

Personal Products 0.2%

Alberto Culver	4,000	113
Avon	42,400	1,452
Kobayashi Pharmaceutical (JPY)(2)	11,100	495
L'Oreal (EUR)	11,538	1,258
		3,318

Tobacco 0.3%

Altria Group	93,700	1,762
Philip Morris International	44,200	2,126
		3,888
Total Consumer Staples		41,198

ENERGY 6.0%

Energy Equipment & Services 1.9%

Baker Hughes (2)	49,700	2,025
BJ Services (2)	151,700	2,849
Cameron International (1)	40,600	1,535
China Oilfield Services, H Shares (HKD)	396,000	461
Complete Production Services (1)	38,200	397
FMC Technologies (1)	36,200	1,972

Fugro, GDS (EUR)	6,753	385
Gulf Island Fabrication	7,500	165
ION Geophysical (1)	20,600	112
Key Energy Services (1)	14,800	113
Modec (JPY)	14,900	285
Saipem (EUR)	28,717	929
Schlumberger	175,000	11,181
Seacor Holdings (1)	7,600	582
Smith International	86,800	2,359
Subsea 7 (NOK)(1)	51,800	869
Union Drilling (1)	6,600	39
		26,258

Oil, Gas & Consumable Fuels 4.1%

Arena Resources (1)	10,200	417
Beach Petroleum (AUD)	761,266	584
BG Group (GBP)	37,122	678
Bill Barrett (1)	19,200	548
BP (GBP)	71,296	678
BP, ADR	44,800	2,562
Chevron	19,300	1,506
Cloud Peak Energy (1)(2)	15,900	215
Concho Resources (1)	16,100	658
ConocoPhillips	27,200	1,408
CONSOL Energy	58,500	2,686
EOG Resources	46,600	4,030
ExxonMobil	48,700	3,656
Forest Oil (1)	12,450	228
Geomet (1)	18,700	21
Holly	4,700	120
Mariner Energy (1)	28,594	358
Murphy Oil (2)	71,200	4,015
Petroleo Brasileiro, ADR	24,500	1,104
Repsol (EUR)	35,000	967

Royal Dutch Shell, A Shares, ADR	85,500	5,110
Royal Dutch Shell, B Shares (GBP)	23,039	662
Royal Dutch Shell, B Shares, ADR	35,000	2,024
Southwestern Energy (1)	46,700	2,053
Spectra Energy	240,300	4,664
Statoil (NOK)	205,950	5,078
Statoil, ADR	10,500	259
Suncor Energy	47,400	1,716
Sunoco (2)	87,300	2,200
Total (EUR)	9,990	619
Total, ADR	85,900	5,342
Westmoreland Coal (1)	6,700	45
		56,211
Total Energy		82,469

FINANCIALS 11.3%

Capital Markets 3.3%

Affiliated Managers Group (1)	5,600	365
Ameriprise Financial	132,620	5,056
Bank of New York Mellon	17,100	456
BlackRock (2)	3,000	681
Charles Schwab (2)	108,750	1,993
Close Brothers Group (GBP)	26,566	301
Cohen & Steers	8,800	168
Credit Suisse (CHF)	17,100	894
Deutsche Bank (EUR)	12,355	896
Franklin Resources	61,000	6,590
Goldman Sachs	60,500	10,264
Invesco	35,500	790
Lazard	105,400	4,085
Macquarie Group (AUD)	18,917	830
Morgan Stanley	137,300	4,336
Northern Trust (2)	43,600	2,158

Penson Worldwide (1)	15,600	140
Piper Jaffray (1)	8,000	347
Pzena Investment Management, Class A (1)	2,800	20
Riskmetrics (1)	8,400	125
State Street	99,700	4,118
TD Ameritrade Holding (1)(2)	11,200	220
Waddell & Reed Financial, Class A	8,400	245
		45,078

Commercial Banks 3.0%

Allied Irish Banks (EUR)(1)	124,641	294
Australia & New Zealand Banking (AUD)	72,519	1,469
Banco Santander (EUR)	108,267	1,868
Barclays, ADR	81,975	1,617
BNP Paribas (EUR)	23,107	1,925
China Citic Bank, H Shares (HKD)(2)	1,935,000	1,596
Citizens Republic Bancorp (1)	32,500	18
DBS Group (SGD)	89,042	924
DnB NOR (NOK)(1)(2)	104,800	1,179
DnB NOR, Rights, 12/10/09 (NOK)(1)	23,288	66
East West Bancorp	6,500	90
Erste Group Bank (EUR)	12,900	529
Fifth Third Bancorp	41,500	418
First Horizon National (2)	234,300	3,175
Glacier Bancorp	24,800	324
Intesa Sanpaolo (EUR)(1)	235,819	1,030
KeyCorp	390,300	2,287
Nordea Bank (SEK)	95,772	999
Pinnacle Financial Partners (1)	23,500	277
PNC Financial Services Group	21,200	1,209
Prosperity Bancshares	12,100	482
Signature Bank (1)	14,200	440
Societe Generale (EUR)	15,897	1,129
Standard Chartered (GBP)	77,991	1,917

Sumitomo Mitsui Financial (JPY)(2)	15,700	522
Sumitomo Trust & Banking (JPY)	136,000	733
SunTrust (2)	76,000	1,796
Swedbank (SEK)(1)	110,321	1,064
Synovus Financial	61,600	120
TCF Financial	16,100	212
Texas Capital Bancshares (1)	15,400	224
The Bank of Yokohama (JPY)	110,800	541
U.S. Bancorp	173,100	4,177
Valley National Bancorp	26,815	354
Washington Trust Bancorp	8,200	122
Wells Fargo	166,600	4,671
WestAmerica	9,500	505
Western Alliance Bancorp (1)	21,400	85
Wilmington Trust	13,500	166
Zions Bancorp	9,700	128
		40,682
Consumer Finance 0.8%		
American Express	207,400	8,676
SLM Corporation (1)	275,300	3,020
		11,696
Diversified Financial Services 1.8%		
Bank of America	543,009	8,607
Citigroup	196,699	808
CME Group	200	66
Deutsche Boerse (EUR)	6,979	582
Highlands Acquisition, Equity Units (1)	6,800	—
ING Groep, GDS (EUR)(1)	33,279	314
ING Groep, Rights, 12/15/09 (EUR)(1)	33,279	82
IntercontinentalExchange (1)	21,300	2,275
JPMorgan Chase	243,400	10,342
MarketAxess Holdings	11,000	137

NYSE Euronext	37,500	948
		24,161

Insurance 1.6%

Aflac	49,400	2,274
Aon	82,400	3,191
Assured Guaranty	17,000	385
Aviva (GBP)	55,349	340
AXA (EUR)	67,212	1,614
Berkshire Hathaway, Class A (1)	16	1,610
HCC Insurance Holdings	14,200	371
Infinity Property & Casualty	12,900	515
Markel (1)	1,400	475
Marsh & McLennan	102,400	2,309
Munich Re (EUR)	9,039	1,416
Prudential (GBP)	85,542	887
Prudential Financial	2,200	110
QBE Insurance (AUD)	50,416	1,026
Seabright Insurance (1)	8,600	95
Selective Insurance	24,400	381
Sony Financial Holdings (JPY)	356	1,076
Sun Life Financial (CAD)	50,100	1,384
Suncorp-Metway (AUD)	55,079	442
Swiss Life Holding (CHF)	7,700	953
Willis Group Holdings (2)	46,500	1,262
		22,116

Real Estate Investment Trusts (REITs) 0.4%

CBL & Associates Properties, REIT	34,100	316
Colony Financial, REIT (1)	7,700	145
Cousins Properties, REIT	24,482	176
DiamondRock Hospitality, REIT (1)	50,900	409
EastGroup Properties, REIT	12,300	466
Equity One, REIT	18,200	294

Essex Property Trust, REIT	1,800	144
LaSalle Hotel Properties, REIT	15,000	279
Mirvac Group (AUD)	566,819	816
Parkway Properties, REIT	11,300	211
SL Green Realty, REIT	12,100	537
Starwood Property Trust, REIT	10,800	210
Unibail-Rodamco (EUR)	6,550	1,477
		5,480
Real Estate Management & Development 0.4%		
China Overseas Land & Investment (HKD)	262,240	563
Goldcrest Company (JPY) (2)	11,930	326
Mitsui Fudosan (JPY)	37,000	633
Soho China (HKD)	754,500	406
St. Joe (1)(2)	136,900	3,409
		5,337
Thrifts & Mortgage Finance 0.0%		
First Niagara Financial	2,700	36
MGIC Investment (1)	14,400	57
NewAlliance Bancshares	18,500	218
Radian	20,200	90
		401
Total Financials		154,951
HEALTH CARE 6.8%		
Biotechnology 1.2%		
Alexion Pharmaceutical (1)	8,300	376
Alkermes (1)	12,200	110
Amgen (1)	68,800	3,877
BioMarin Pharmaceutical (1)	7,900	130
Celgene (1)	73,700	4,087
Cephalon (1)	2,124	117

CSL (AUD)	34,167	986
Cubist Pharmaceuticals (1)	12,100	202
Exelixis (1)	15,600	107
Gilead Sciences (1)	118,300	5,448
Incyte (1)	37,600	313
Myriad Genetics (1)	1,000	23
ONYX Pharmaceuticals (1)	3,500	100
Pharmasset (1)	5,999	120
Regeneron Pharmaceuticals (1)	10,000	183
Seattle Genetics (1)	7,500	70
Theravance (1)	4,400	58
Vertex Pharmaceuticals (1)	7,836	304
		16,611

Health Care Equipment & Supplies 1.5%

AGA Medical Holdings (1)	6,700	84
Alcon	2,100	311
Analogic	3,300	134
Angiodynamics (1)	5,400	84
Baxter International	15,200	829
C.R. Bard	6,700	551
CareFusion (1)	103,200	2,666
Cooper Companies	3,300	110
Covidien	81,400	3,811
Edwards Lifesciences (1)	2,100	173
Elekta, B Shares (SEK)	48,143	1,101
Integra LifeSciences (1)	3,500	115
Intuitive Surgical (1)	7,700	2,160
Masimo (1)	700	18
Medtronic	95,300	4,044
Meridian Bioscience	19,700	408
Micrus Endovascular (1)	7,000	92
St. Jude Medical (1)	29,600	1,087
Stereotaxis (1)	8,400	31

Vital Images (1)	6,400	81
		1,798
Life Sciences Tools & Services 0.0%		
Life Technologies (1)(2)	4,100	204
		204
Pharmaceuticals 2.0%		
Allergan	69,400	4,034
Astellas Pharma (JPY)	11,900	437
Chugai Pharmaceutical (JPY)	17,600	334
GlaxoSmithKline (GBP)	23,847	494
GlaxoSmithKline, ADR (2)	43,600	1,808
Johnson & Johnson	65,900	4,141
Medicines Company (1)	13,000	102
Merck	98,902	3,581
Pfizer	217,995	3,961
Roche Holding - Genussscheine (CHF)	17,338	2,838
Rohto Pharmaceutical (JPY)	32,000	411
Sanofi-Aventis (EUR)	30,243	2,287
Shire, ADR (2)	14,300	842
Teva Pharmaceutical, ADR	39,600	2,090
Xenoport (1)	8,300	137
		27,497
Total Health Care		94,241
INDUSTRIALS & BUSINESS SERVICES 5.9%		
Aerospace & Defense 0.9%		
American Science Engineering	3,300	230
Finmeccanica S.p.A. (EUR)	47,741	794
Goodrich	13,300	789
Hexcel (1)	24,100	254
Honeywell International	42,300	1,627

Lockheed Martin	7,900	610
Moog, Class A (1)	8,100	214
Precision Castparts	17,100	1,773
QinetiQ (GBP)	242,671	628
Raytheon	47,700	2,458
Rolls-Royce (GBP)(1)	69,399	545
Rolls-Royce, C Shares (GBP)(1)	4,163,940	7
Transdigm Group	3,400	147
United Technologies	27,900	1,876
		11,952

Air Freight & Logistics 0.1%

Expeditors International of Washington	21,400	684
UTi Worldwide	15,400	201
		885

Airlines 0.3%

Southwest Airlines (2)	505,800	4,653
		4,653

Building Products 0.0%

American Woodmark	6,100	119
Builders FirstSource (1)	7,500	29
Gibraltar Industries	7,500	112
Quanex Building Products	3,500	57
Simpson Manufacturing	3,200	79
Universal Forest Products	3,400	122
		518

Commercial Services & Supplies 0.4%

American Reprographics (1)	30,700	171
Consolidated Graphics (1)	8,500	251
EnergySolutions	12,400	106
Mine Safety Appliances	9,600	238
Multi-Color	12,250	135

Republic Services	117,000	3,299
Ritchie Bros. Auctioneers	9,900	236
Waste Connections (1)	11,800	383
Waste Management (2)	37,400	1,228
		6,047
Construction & Engineering 0.2%		
Bouygues (EUR)(2)	20,437	1,025
Carillion (GBP)	125,298	580
China Railway Construction, H Shares (HKD)	576,500	768
Fluor	15,500	659
Insituform Technologies (1)	4,200	87
Quanta Services (1)	7,892	148
		3,267
Electrical Equipment 0.4%		
A.O. Smith	15,300	641
ABB (CHF)	28,794	532
Acuity Brands	17,700	571
Alstom (EUR)	12,911	911
Baldor Electric	18,500	476
GT Solar International (1)	22,100	105
Mitsubishi Electric (JPY)	176,000	1,243
Prysmian (EUR)	38,637	651
Rockwell Automation (2)	9,300	404
Woodward Governor	6,600	154
		5,688
Industrial Conglomerates 1.4%		
3M	89,400	6,923
DCC (EUR)	40,514	1,095
GE	311,300	4,987
Hutchison Whampoa (HKD)	85,500	578
McDermott International (1)	35,400	741
Philips Electronics (EUR)	32,155	887

Electronic Equipment, Instruments & Components 0.5%		
DTS (1)	8,700	262
Electro Rent	5,100	52
First Solar (1)(2)	3,200	381
Hamamatsu Photonics (JPY)	22,200	508
Hosiden (JPY)(2)	32,800	350
LG Display (KRW)	22,210	617
Measurement Specialties (1)	8,600	78
National Instruments	10,700	305
Newport (1)	6,200	46
Nippon Electric Glass (JPY)	76,000	895
Orbotech (1)	16,900	165
Tyco Electronics	137,400	3,189
Venture (SGD)	31,000	184
		7,032
Internet Software & Services 1.6%		
AOL (1)	412	10
Baidu.com, ADR (1)	800	347
Constant Contact (1)	7,600	136
Digital River (1)	4,700	119
eBay (1)	100	2
Google, Class A (1)	27,600	16,091
Kakaku.com (JPY)	108	395
OpenTable (1)	4,800	127
Tencent Holdings (HKD)	194,800	3,598
The Knot (1)	19,200	183
VeriSign (1)	14,300	321
Vocus (1)	10,900	178
		21,507
IT Services 1.5%		
Accenture, Class A	39,400	1,617
Automatic Data Processing	15,700	682

Companhia Brasileira de Meios de Pagamento (BRL)	102,900	964
Fiserv (1)	42,000	1,942
Genpact (1)	2,900	38
Global Payments	8,700	446
Logica (GBP)	132,899	258
MasterCard, Class A	18,500	4,456
Neustar, Class A (1)	6,700	157
NS Solutions (JPY)	15,600	268
RightNow Technologies (1)	11,300	160
Sapient (1)	9,400	69
Visa, Class A (2)	54,500	4,415
Western Union	314,000	5,793
		21,265
Office Electronics 0.1%		
Canon (JPY)	24,900	952
		952
Semiconductor & Semiconductor Equipment 1.8%		
Advanced Analogic Technologies (1)	13,400	43
Advanced Energy Industries (1)	10,700	117
Altera	67,200	1,413
Analog Devices	92,500	2,774
ASML (EUR)	23,737	734
Broadcom, Class A (1)	85,500	2,497
Cavium Networks (1)	4,000	81
Cymer (1)	10,700	358
Diodes (1)	12,050	211
FEI (1)	20,200	493
Formfactor (1)	2,700	46
Intel	91,900	1,764
Marvell Technology Group (1)	257,400	3,969
Mattson Technology (1)	7,400	18
National Semiconductor	9,200	134

ON Semiconductor (1)	2,600	20
PDF Solutions (1)	14,900	50
PMC-Sierra (1)	16,800	133
Rubicon Technology (1)	8,600	150
Samsung Electronics (KRW)	794	492
Semitool (1)	6,700	74
Semtech (1)	20,100	322
Silicon Laboratories (1)	7,000	296
Sumco (JPY)(2)	37,500	634
Taiwan Semiconductor (TWD)	396,759	753
Texas Instruments	175,100	4,428
Veeco (1)	7,000	191
Xilinx (2)	133,800	3,029
Zarlink Semiconductor (1)	27,500	24
		25,248

Software 1.9%

Adobe Systems (1)	12,100	425
Ariba (1)	24,300	263
Autodesk (1)(2)	26,900	631
Autonomy (GBP)(1)	17,645	416
Bottomline Technologies (1)	11,400	183
Cadence Design Systems (1)	70,300	422
DemandTec (1)	14,700	130
Electronic Arts (1)(2)	84,100	1,420
EPIQ Systems (1)	21,400	277
FactSet Research Systems	10,250	742
Fortinet (1)	4,000	68
Intuit (1)	12,700	371
Jack Henry & Associates	22,100	505
McAfee (1)	74,600	2,846
Microsoft	554,100	16,296
Monotype Imaging Holdings (1)	14,300	111
Nintendo (JPY)	2,600	636

Progress Software (1)	11,500	277
Pros Holdings (1)	10,100	79
Quest Software (1)	10,700	180
Red Hat (1)	6,000	160
Salary.com (1)	4,400	13
Salesforce.com (1)	1,600	100
Sourcefire (1)	16,100	316
		26,867
Total Information Technology		152,082

MATERIALS 2.6%

Chemicals 1.1%		
Air Water (JPY)	25,000	309
Arch Chemicals	16,700	448
Asahi Kasei (JPY)	81,000	391
BASF (EUR)	19,207	1,166
DuPont	82,500	2,853
Ecolab	1,300	58
Hitachi Chemical (JPY)	23,400	458
Intrepid Potash (1)	5,000	152
Koppers	13,500	381
Monsanto	21,100	1,704
Praxair	47,000	3,856
Rockwood Holdings (1)	20,100	453
Senomyx (1)	5,300	17
Syngenta (CHF)	3,232	859
Tosoh (JPY)(2)	89,000	212
Umicore (EUR)	20,873	715
Wacker Chemie (EUR)	6,251	1,034
		15,066
Construction Materials 0.1%		
Boral (AUD)	56,076	287

CEMEX, Equity Units (MXN)	228,097	259
Martin Marietta Materials	1,600	137
		683
Metals & Mining 0.7%		
Alcoa (2)	85,900	1,075
BHP Billiton (GBP)	31,200	963
BHP Billiton (AUD)	37,968	1,430
Compass Minerals	7,100	462
Franco-Nevada (CAD)	13,600	366
Freeport-McMoRan Copper & Gold (1)	8,100	671
Haynes International (1)	8,200	220
Kobe Steel (JPY)(1)	297,000	506
Lihir Gold (AUD)	58,920	193
Rio Tinto (AUD)	30,002	1,964
SSAB (SEK)	54,440	885
USX-U.S. Steel Group (2)	20,300	906
Walter Energy	8,700	597
		10,238
Paper & Forest Products 0.7%		
International Paper	126,500	3,219
MeadWestvaco (2)	84,700	2,318
Weyerhaeuser (2)	119,300	4,646
		10,183
Total Materials		36,170
TELECOMMUNICATION SERVICES 1.7%		
Diversified Telecommunication Services 0.7%		
AT&T	125,800	3,389
Cogent Communications Group (1)	10,200	87
France Telecom (EUR)	50,949	1,326
Hutchison Telecommunications Hong Kong Holdings (HKD)	1,526,000	255

PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.0%		
Automobiles 0.0%		
Volkswagen (EUR)	5,209	442
Total Consumer Discretionary		442
GOVERNMENT RELATED 0.0%		
Government Sponsored 0.0%		
Fannie Mae (1)(3)	12,200	9
Total Government Related		9
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Fresenius (EUR)	15,166	1,013
Total Health Care		1,013
Total Preferred Stocks (Cost $1,102)		1,464
CONVERTIBLE PREFERRED STOCKS 0.2%		
FINANCIALS 0.2%		
Commercial Banks 0.2%		
East West Bancorp (1)	112	171
Fifth Third Bancorp	18,900	2,327
		2,498
Insurance 0.0%		
Assured Guaranty	3,300	310
		310
Total Financials		2,808

INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Lucent Technologies	350	261
Total Information Technology		261
Total Convertible Preferred Stocks (Cost $1,387)		3,069
CONVERTIBLE BONDS 0.2%		
Alcoa, 5.25%, 3/15/14	391,000	825
Ford Motor, 4.25%, 12/15/36	211,000	240
International Game Technology, 3.25%, 5/1/14 (4)	477,000	583
Newell Rubbermaid, 5.50%, 3/15/14	408,000	754
Newmont Mining, 1.625%, 7/15/17	228,000	309
Terex, 4.00%, 6/1/15	78,000	107
U.S. Steel, 4.00%, 5/15/14	200,000	318
Total Convertible Bonds (Cost $1,830)		3,136
CORPORATE BONDS 7.5%		
3M, 5.70%, 3/15/37	370,000	409
ACE INA Holdings, 5.70%, 2/15/17	480,000	523
ACE INA Holdings, 5.90%, 6/15/19	95,000	106
AFLAC, 8.50%, 5/15/19	490,000	580
Air Products & Chemicals, 4.15%, 2/1/13	325,000	344
Allegheny Energy Supply, 6.75%, 10/15/39 (4)	360,000	348
Altria Group, 8.50%, 11/10/13	250,000	294
Altria Group, 9.25%, 8/6/19	545,000	665
AMB Property, 6.30%, 6/1/13	230,000	242
AMB Property, 6.625%, 12/1/19	240,000	242
America Movil, 5.00%, 10/16/19 (4)	285,000	285

America Movil, 6.375%, 3/1/35	540,000	580
American Express, 7.25%, 5/20/14	65,000	74
American Express Credit, 5.875%, 5/2/13	425,000	460
American Express Credit, 7.30%, 8/20/13	190,000	215
American Tower, 4.625%, 4/1/15 (4)	195,000	201
American Tower, 7.25%, 5/15/19 (4)	365,000	407
Ameriprise Financial, 7.30%, 6/28/19	110,000	126
AmerisourceBergen, 4.875%, 11/15/19	80,000	81
Anheuser-Busch InBev, 5.375%, 11/15/14 (4)	760,000	822
Appalachian Power, 6.375%, 4/1/36	260,000	277
Arcelormittal, 5.375%, 6/1/13	625,000	657
AT&T, 5.625%, 6/15/16	480,000	529
AT&T, 5.80%, 2/15/19	135,000	147
AT&T, 6.45%, 6/15/34	530,000	554
AT&T, STEP, 7.30%, 11/15/11	190,000	211
AT&T Broadband, 8.375%, 3/15/13	140,000	164
AT&T Wireless, 7.875%, 3/1/11	305,000	330
AvalonBay Communities, 6.125%, 11/1/12	163,000	176
B.A.T. International Finance, 8.125%, 11/15/13 (4)	305,000	356
Baltimore Gas & Electric, 5.90%, 10/1/16	585,000	636
Bank of America, 5.65%, 5/1/18	2,170,000	2,180
Bank of America, 7.375%, 5/15/14	270,000	303
Bank One, 5.25%, 1/30/13	970,000	1,039
Barclays Bank, 6.75%, 5/22/19	280,000	320
Barrick Gold Finance, 6.125%, 9/15/13	395,000	442
BB&T, 5.70%, 4/30/14	260,000	286
BB&T Capital Trust II, 6.75%, 6/7/36	240,000	229
BHP Finance (USA), 5.40%, 3/29/17	341,000	369
Black Hills, 6.50%, 5/15/13	320,000	343

Boardwalk Pipelines, 5.50%, 2/1/17	270,000	270
British Sky Broadcasting, 6.10%, 2/15/18 (4)	665,000	716
British Telecommunications, 5.15%, 1/15/13	435,000	461
Buckeye Partners, 6.05%, 1/15/18	190,000	203
Bunge NA Finance, 5.90%, 4/1/17	660,000	663
Burlington Northern Santa Fe, 6.15%, 5/1/37	656,000	721
Canadian Natural Resources, 6.25%, 3/15/38	410,000	435
Capital One Capital IV, VR, 6.745%, 2/17/37	585,000	465
Capital One Financial, 7.375%, 5/23/14	245,000	282
Caterpillar Financial Services, 4.25%, 2/8/13	415,000	438
Caterpillar Financial Services, 5.85%, 9/1/17	325,000	356
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	330,000	345
Centerpoint Energy, 7.25%, 9/1/10	275,000	283
Citigroup, 5.50%, 8/27/12	435,000	460
Citigroup, 5.50%, 4/11/13	520,000	538
Citigroup, 5.50%, 10/15/14	270,000	276
Citigroup, 5.85%, 7/2/13	445,000	469
Citigroup, 6.50%, 8/19/13	300,000	319
Citigroup, 8.50%, 5/22/19	680,000	774
Coca-Cola Amatil, 3.25%, 11/2/14 (4)	240,000	244
Comcast, 5.70%, 5/15/18	515,000	551
Consumers Energy, 6.00%, 2/15/14	310,000	345
Continental Airlines, 7.25%, 11/10/19	120,000	121
Cooper US, 6.10%, 7/1/17	420,000	476
Cox Communications, 6.25%, 6/1/18 (4)	285,000	306
Cox Communications, 7.125%, 10/1/12	220,000	250
Credit Suisse, 5.50%, 5/1/14	545,000	600
Credit Suisse First Boston (USA), 5.50%, 8/16/11	350,000	375
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	450,000	376

CRH America, 6.00%, 9/30/16	280,000	295
CSC Holdings, 8.50%, 4/15/14 (4)	350,000	368
DaimlerChrysler, 6.50%, 11/15/13	550,000	604
Delta Air Lines, 7.75%, 12/17/19	135,000	135
Devon Financing, 7.875%, 9/30/31	265,000	333
Diamond Offshore Drilling, 4.875%, 7/1/15	260,000	279
Diamond Offshore Drilling, 5.15%, 9/1/14	260,000	282
Diamond Offshore Drilling, 5.875%, 5/1/19	75,000	83
DirecTV, 5.875%, 10/1/19 (4)	595,000	616
Duke Energy, 5.30%, 2/15/40	475,000	478
Duke Realty, 6.25%, 5/15/13	230,000	237
Dun & Bradstreet, 5.50%, 3/15/11	260,000	272
EDP Finance, 4.90%, 10/1/19 (4)	460,000	466
El Paso Electric, 6.00%, 5/15/35	400,000	381
El Paso Natural Gas, 5.95%, 4/15/17	137,000	145
EnCana, 5.90%, 12/1/17	435,000	474
EnCana, 6.50%, 8/15/34	415,000	448
Enel Finance International, 6.00%, 10/7/39 (4)	570,000	583
Enogex, 6.25%, 3/15/20 (4)	150,000	152
Entergy Gulf States Louisiana, 5.59%, 10/1/24	170,000	173
Entergy Louisiana, 5.40%, 11/1/24	120,000	123
Enterprise Products Operations, 5.25%, 1/31/20	175,000	181
Enterprise Products Operations, 6.30%, 9/15/17	220,000	244
Enterprise Products Operations, 7.55%, 4/15/38	535,000	619
EOG Resources, 5.875%, 9/15/17	280,000	316
ERAC USA Finance, 5.60%, 5/1/15 (4)	315,000	324
ERP Operating, 5.25%, 9/15/14	295,000	305
Exelon Generation, 6.25%, 10/1/39	175,000	182
Express Scripts, 6.25%, 6/15/14	445,000	495

Federal Realty Investment Trust, 6.00%, 7/15/12	220,000	224
Fifth Third Bancorp, 6.25%, 5/1/13	340,000	356
Fifth Third Bancorp, 8.25%, 3/1/38	290,000	283
FMR, 5.35%, 11/15/21 (4)	250,000	252
France Telecom, STEP, 7.75%, 3/1/11	370,000	400
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	370,000	399
General Mills, 5.25%, 8/15/13	205,000	224
General Mills, 5.65%, 2/15/19	100,000	111
Goldman Sachs, 6.00%, 5/1/14	180,000	199
Goldman Sachs, 6.15%, 4/1/18	2,270,000	2,455
Goldman Sachs, 7.50%, 2/15/19	635,000	751
Goldman Sachs Capital I, 6.345%, 2/15/34	374,000	346
Grupo Televisa, 6.625%, 1/15/40 (4)	200,000	199
Gulfstream Natural Gas, 6.95%, 6/1/16 (4)	75,000	85
HBOS, 6.00%, 11/1/33 (4)	345,000	252
Hess, 7.875%, 10/1/29	185,000	224
Hess, 8.125%, 2/15/19	85,000	105
Highmark, 6.80%, 8/15/13 (4)	320,000	337
Holcim, 6.00%, 12/30/19 (4)	275,000	290
Home Depot, 5.40%, 3/1/16	440,000	468
Honeywell International, 5.30%, 3/1/18	430,000	467
Hospitality Properties Trust, 5.625%, 3/15/17	315,000	281
HSBC Holdings, 6.50%, 5/2/36	250,000	268
Illinois Power, 6.125%, 11/15/17	135,000	147
International Lease Finance, 5.30%, 5/1/12	500,000	417
International Lease Finance, 6.625%, 11/15/13	635,000	511
J.C. Penney, 9.00%, 8/1/12	440,000	487
Jefferies Group, 5.875%, 6/8/14	246,000	256
Jefferies Group, 6.25%, 1/15/36	345,000	283

John Deere Capital, 5.50%, 4/13/17	260,000	284
JPMorgan Chase, 4.65%, 6/1/14	600,000	641
JPMorgan Chase, 4.75%, 5/1/13	615,000	659
JPMorgan Chase, 6.00%, 1/15/18	1,280,000	1,389
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	400,000	360
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	425,000	428
Kellogg, 4.25%, 3/6/13	300,000	321
Kinder Morgan Finance, 5.70%, 1/5/16	480,000	452
Kroger, 3.90%, 10/1/15	235,000	242
Kroger, 7.50%, 1/15/14	165,000	192
Lafarge, 6.15%, 7/15/11	195,000	205
Lockheed Martin, 4.121%, 3/14/13	280,000	297
Lubrizol, 8.875%, 2/1/19	125,000	158
Mack-Cali Realty, 5.125%, 2/15/14	330,000	325
Mack-Cali Realty, 5.80%, 1/15/16	210,000	200
Macy's, 5.35%, 3/15/12	250,000	249
Marathon Oil, 5.90%, 3/15/18	530,000	569
Marathon Oil, 6.00%, 10/1/17	430,000	465
Marathon Oil, 6.60%, 10/1/37	150,000	162
Markel, 7.125%, 9/30/19	225,000	236
Massachusetts Electric, 5.90%, 11/15/39 (4)	300,000	309
McDonald's, 5.30%, 3/15/17	420,000	459
MDC Holdings, 5.50%, 5/15/13	510,000	522
Mead Johnson Nutrition, 4.90%, 11/1/19 (4)	155,000	159
Medtronic, 4.75%, 9/15/15	650,000	713
Merrill Lynch, 5.45%, 2/5/13	395,000	417
Merrill Lynch, 6.875%, 4/25/18	1,020,000	1,098
Merrill Lynch, 7.75%, 5/14/38	425,000	464
MetLife, 6.125%, 12/1/11	485,000	526

MetLife, 6.75%, 6/1/16	15,000	17
MGM Mirage, 10.375%, 5/15/14 (4)	100,000	107
MGM Mirage, 11.125%, 11/15/17 (4)	125,000	137
Monongahela Power, 5.70%, 3/15/17 (4)	440,000	435
Morgan Stanley, 4.20%, 11/20/14	735,000	739
Morgan Stanley, 6.00%, 4/28/15	1,370,000	1,485
Morgan Stanley, 6.625%, 4/1/18	800,000	871
Morgan Stanley, 7.30%, 5/13/19	1,245,000	1,404
Nabors Industries, 6.15%, 2/15/18	140,000	148
News America, 6.15%, 3/1/37	800,000	800
News America, 6.40%, 12/15/35	450,000	465
NLV Financial, 7.50%, 8/15/33 (4)	245,000	179
Northern States Power, 5.35%, 11/1/39	115,000	119
Northern Trust, 4.60%, 2/1/13	215,000	231
Northern Trust, 5.30%, 8/29/11	291,000	312
Northern Trust, 5.50%, 8/15/13	200,000	221
Northrop Grumman, 7.125%, 2/15/11	430,000	461
NVR, 5.00%, 6/15/10	240,000	243
Pacific Gas & Electric, 4.80%, 3/1/14	295,000	320
Pacific Gas & Electric, 6.35%, 2/15/38	205,000	230
PacifiCorp, 6.25%, 10/15/37	540,000	611
Pennsylvania Electric, 6.15%, 10/1/38	435,000	444
Petro-Canada, 6.80%, 5/15/38	120,000	133
Placer Dome, 6.45%, 10/15/35	415,000	434
Plains All American Pipeline, 5.75%, 1/15/20	270,000	281
Plains All American Pipeline, 6.50%, 5/1/18	170,000	186
PNC Funding, 5.625%, 2/1/17	400,000	405
PNC Funding, 6.70%, 6/10/19	55,000	63
Potash Corporation of Saskatchewan, 4.875%, 3/30/20	425,000	431

Praxair, 4.625%, 3/30/15	420,000	460
Praxair, 5.20%, 3/15/17	420,000	456
Principal Financial Group, 6.05%, 10/15/36	335,000	304
Principal Life Global Funding I, 5.125%, 10/15/13 (4)	375,000	393
Prudential Financial, 6.20%, 1/15/15	110,000	119
Public Service Company of Oklahoma, 5.15%, 12/1/19	210,000	218
Public Service Electric & Gas, 5.70%, 12/1/36	595,000	630
Reckson Operating Partnership, 6.00%, 3/31/16	305,000	267
Regency Centers, 5.875%, 6/15/17	170,000	164
Reinsurance Group of America, 6.45%, 11/15/19	180,000	185
Reynolds American, 7.25%, 6/1/13	400,000	434
Rio Tinto Finance, 5.875%, 7/15/13	420,000	457
Rogers Communications, 5.50%, 3/15/14	330,000	355
Rogers Communications, 6.80%, 8/15/18	385,000	441
Rogers Wireless, 7.50%, 3/15/15	275,000	324
Roper Industries, 6.25%, 9/1/19	140,000	151
SABMiller, 6.20%, 7/1/11 (4)	530,000	567
Sempra Energy, 6.00%, 10/15/39	195,000	193
Shell International Finance, 6.375%, 12/15/38	305,000	354
Simon Property Group, 5.75%, 12/1/15	585,000	607
Simon Property Group, 6.75%, 5/15/14	200,000	219
SLM Corporation, 5.125%, 8/27/12	155,000	143
SLM Corporation, 8.45%, 6/15/18	320,000	288
Southern Company, 4.15%, 5/15/14	210,000	222
Southern Company, 5.30%, 1/15/12	195,000	210
Southern Natural Gas, 5.90%, 4/1/17 (4)	137,000	143
Sun Life Financial Global Funding, FRN, 0.528%, 10/6/13 (4)	500,000	459
Sunoco, 5.75%, 1/15/17	396,000	408
Tampa Electric, 6.15%, 5/15/37	465,000	498

Telecom Italia Capital, 5.25%, 11/15/13	400,000	427
Telefonica Emisiones, 6.221%, 7/3/17	400,000	449
Teva Pharmaceutical Finance, 5.55%, 2/1/16	420,000	454
Texas Gas Transmission, 5.50%, 4/1/13 (4)	565,000	596
Thomson Reuters, 4.70%, 10/15/19	175,000	180
Thomson Reuters, 6.50%, 7/15/18	295,000	340
Time Warner, 6.875%, 6/15/18	1,135,000	1,277
Time Warner Cable, 5.40%, 7/2/12	625,000	674
Time Warner Cable, 7.30%, 7/1/38	1,055,000	1,187
Transatlantic Holdings, 5.75%, 12/14/15	250,000	250
Travelers Companies, 5.90%, 6/2/19	270,000	303
U.S. Bancorp, 4.20%, 5/15/14	250,000	266
U.S. Bancorp, 4.50%, 7/29/10	525,000	539
Union Electric, 5.40%, 2/1/16	585,000	619
Union Pacific, 5.70%, 8/15/18	275,000	300
Union Pacific, 7.875%, 1/15/19	240,000	300
Vale Overseas, 6.25%, 1/23/17	270,000	290
Vale Overseas, 6.875%, 11/10/39	330,000	342
Valero Energy, 6.125%, 6/15/17	335,000	353
Veolia Environnement, 6.00%, 6/1/18	425,000	464
Verizon Global Funding, 7.75%, 12/1/30	355,000	427
Verizon Virginia, 4.625%, 3/15/13	675,000	707
Verizon Wireless, 8.50%, 11/15/18	490,000	627
Virginia Electric & Power, 4.50%, 12/15/10	400,000	413
Vivendi Universal, 5.75%, 4/4/13 (4)	415,000	441
Vodafone, 5.625%, 2/27/17	405,000	443
Wachovia, 5.75%, 2/1/18	880,000	927
Waste Management, 6.10%, 3/15/18	625,000	669
WEA Finance, 7.50%, 6/2/14 (4)	270,000	301

WellPoint, 5.00%, 1/15/11	315,000	327
WellPoint, 6.00%, 2/15/14	235,000	257
Wells Fargo, 4.875%, 1/12/11	450,000	469
Wells Fargo Bank, 4.75%, 2/9/15	540,000	558
West Penn Power, 5.95%, 12/15/17 (4)	275,000	289
Westar Energy, 5.10%, 7/15/20	205,000	211
Westpac Banking, 4.875%, 11/19/19	620,000	627
Willis North America, 6.20%, 3/28/17	300,000	298
Woodside Finance, 4.50%, 11/10/14 (4)	150,000	153
Wyeth, 5.95%, 4/1/37	370,000	406
Xerox, 5.50%, 5/15/12	260,000	276
Xerox, 5.65%, 5/15/13	180,000	192
Xerox, 6.35%, 5/15/18	310,000	334
Xstrata Finance Canada, 5.50%, 11/16/11 (4)	400,000	418
XTO Energy, 5.65%, 4/1/16	410,000	438
Total Corporate Bonds (Cost $97,836)		103,240

ASSET-BACKED SECURITIES 1.0%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	1,740,000	1,793
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 5.429%, 2/25/34	173,474	159
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.867%, 5/25/34	167,551	144
Banc of America Mortgage Securities Series 2004-H, Class 2A2, ARM 3.761%, 9/25/34	126,563	119
Banc of America Mortgage Securities Series 2004-I, Class 3A2, ARM 4.855%, 10/25/34	111,225	100

Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.068%, 11/25/35	669,911	528
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.241%, 11/25/35	332,012	276
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	245,783	247
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A4, VR 1.269%, 5/16/11 (4)	680,000	682
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 0.529%, 4/15/13	805,000	793
Capital One Multi-Asset Execution Trust Series 2008-A1, Class A1, VR 0.989%, 11/15/12	1,500,000	1,501
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	43,846	20
CNH Equipment Trust Series 2007-A, Class B 5.08%, 6/16/14	605,000	624
Detroit Edison Securitization Funding Series 2001-1, Class A5 6.42%, 3/1/15	700,000	777
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 0.539%, 6/15/13	1,050,000	1,036
JPMorgan Mortgage Acquisition Series 2007-CH1, Class AV2, CMO, ARM 0.296%, 11/25/36	93,603	89
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	500,051	493
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	170,765	168

MBNA Credit Card Master Note Trust Series 2006-C3, Class C3, VR 0.529%, 10/15/13	430,000	412
PECO Energy Transition Trust Series 2001-A, Class A1 6.52%, 12/31/10	925,000	951
SLM Student Loan Trust Series 2008-4, Class A2, VR 1.332%, 7/25/16	700,000	709
Triad Auto Receivables Owner Trust Series 2006-B, Class A4 5.52%, 11/12/12	1,075,000	1,109
USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	396,621	403
Total Asset-Backed Securities (Cost $13,259)		13,133

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.6%

American Tower Trust Series 2007-1A, Class D 5.957%, 4/15/37 (4)	530,000	541
Banc of America Commercial Mortgage Series 2003-1, Class A2 4.648%, 9/11/36	700,000	714
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	1,275,000	1,273
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1 5.085%, 12/11/40	425,095	427
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	700,000	679
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	1,474,000	1,436

Bear Steams Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/15/42	850,000	854
Bear Steams Commercial Mortgage Securities Series 2005-T18, Class A1, VR 4.274%, 2/13/42	57,061	57
Bear Steams Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.903%, 9/11/38	475,000	471
Bear Steams Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	791,000	779
Bear Steams Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	1,250,000	1,211
Bear Steams Commercial Mortgage Securities Series 2007-PW17, Class A1 5.282%, 6/11/50	1,100,093	1,136
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.399%, 7/15/44	615,000	621
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	600,000	616
Credit Suisse Mortgage Capital Series 2006-C4, Class A3 5.467%, 9/15/39	1,625,000	1,369
GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33	815,000	848
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	322,772	325
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	1,079,568	1,127
Goldman Sachs Mortgage Securites II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	800,000	728

Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	275,000	268
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2 6.244%, 4/15/35	199,757	202
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3 6.26%, 3/15/33	785,359	804
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	1,350,000	1,378
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	1,900,000	1,807
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2 3.246%, 3/15/29	364,521	366
Morgan Stanley Capital I Series 2007-IQ15, Class A4, VR 6.076%, 6/11/49	775,000	678
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.809%, 1/25/34	416,198	403
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 4.414%, 3/25/35	250,441	222
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.668%, 10/25/36	862,480	655
Total Non-U.S. Government Mortgage-Backed Securities (Cost $22,636)		21,995

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.0%

U.S. Government Agency Obligations 7.1% (3)

Federal Home Loan Mortgage 4.50%, 5/1/19 - 6/1/34	726,007	756

5.00%, 10/1/18 - 11/1/35	2,548,624	2,693
5.50%, 3/1/18 - 12/1/33	615,337	664
6.00%, 8/1/21 - 8/1/38	5,038,135	5,428
6.50%, 11/1/29 - 7/1/35	619,452	675
7.00%, 10/1/25 - 6/1/32	67,959	74
Federal Home Loan Mortgage, ARM		
3.345%, 9/1/32	8,554	9
3.667%, 7/1/35	76,882	80
4.70%, 2/1/35	439,165	457
5.313%, 2/1/37	826,484	873
5.978%, 1/1/37	297,367	316
6.013%, 10/1/36	715,374	760
6.114%, 10/1/36	772,660	823
6.208%, 8/1/36	813,290	867
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16	1,066,192	1,152
6.50%, 8/15/30	645,324	672
Federal Home Loan Mortgage, CMO, IO 4.50%, 5/15/16 - 4/15/18	224,633	10
Federal National Mortgage Assn.		
4.50%, 5/1/19 - 6/1/39	5,822,561	6,013
5.00%, 10/1/18 - 10/1/35	14,320,193	15,140
5.50%, 1/1/17 - 11/1/37	30,497,062	32,582
6.00%, 5/1/21 - 9/1/38	14,778,032	15,917
6.50%, 5/1/17 - 11/1/37	8,587,092	9,308
7.00%, 2/1/30 - 7/1/37	272,764	299
8.00%, 6/1/10	92	–
8.50%, 11/1/21	339	–
Federal National Mortgage Assn., ARM		
3.079%, 11/1/35	264,444	275

5.991%, 8/1/36	661,520	699
6.034%, 12/1/36	458,692	488
Federal National Mortgage Assn., CMO		
5.50%, 5/25/27	196,663	200
7.25%, 5/25/20	96,501	102
Federal National Mortgage Assn., CMO, IO		
5.50%, 11/25/28	11,289	–
6.50%, 2/1/32	63,071	12
		97,344
U.S. Government Obligations 0.9%		
Government National Mortgage Assn.		
4.50%, 2/20/35 - 10/20/39	6,992,359	7,199
5.00%, 7/15/33 - 9/15/33	2,732,806	2,891
5.50%, 10/20/32 - 2/20/35	659,259	706
6.00%, 5/15/17 - 9/20/38	1,997,571	2,143
6.50%, 1/15/26 - 2/15/29	70,403	77
7.00%, 3/15/13 - 9/20/27	62,011	66
7.50%, 2/15/16 - 1/15/30	49,812	54
8.00%, 9/15/22 - 10/20/25	13,933	15
Total U.S. Government Obligations		13,151
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $105,056)		110,495
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.6%		
U.S. Government Agency Obligations 0.4% (5)		
Federal Home Loan Bank, 5.60%, 6/28/11	1,975,000	2,128
Federal Home Loan Mortgage, 4.125%, 10/18/10 (2)	1,470,000	1,520
Federal National Mortgage Assn., 7.125%, 1/15/30 (2)	1,270,000	1,672

Resolution Funding, 8.125%, 10/15/19	210,000	287
		5,607

U.S. Treasury Obligations 3.2%

U.S. Treasury Bonds, 4.75%, 2/15/37 (2)	1,700,000	1,857
U.S. Treasury Inflation-Indexed Notes, 0.875%, 4/15/10 (2)(6)	2,986,748	2,996
U.S. Treasury Notes, 1.75%, 8/15/12 (2)	9,020,000	9,207
U.S. Treasury Notes, 2.125%, 1/31/10 (2)	5,720,000	5,738
U.S. Treasury Notes, 2.25%, 5/31/14 (2)	5,735,000	5,851
U.S. Treasury Notes, 2.625%, 7/31/14 (2)(7)	8,215,000	8,500
U.S. Treasury Notes, 2.625%, 4/30/16 (2)	1,115,000	1,124
U.S. Treasury Notes, 3.125%, 9/30/13 (2)	3,785,000	4,019
U.S. Treasury Notes, 4.00%, 8/15/18 (2)	4,520,000	4,841
		44,133
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $48,431)		49,740

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.5%

Abu Dhabi National Energy, 5.62%, 10/25/12 (4)	625,000	636
Codelco, 7.50%, 1/15/19 (4)	190,000	231
Electricite de France, 6.95%, 1/26/39 (4)	260,000	313
National Gas of Trinidad & Tobago, 6.05%, 1/15/36 (4)	220,000	202
Pemex Project Funding Master Trust, 5.75%, 3/1/18	840,000	861
Petrobras International Finance, 5.75%, 1/20/20	150,000	153
Petrobras International Finance, 5.875%, 3/1/18	420,000	440
Petrobras International Finance, 7.875%, 3/15/19	175,000	204
Republic of Brazil, 11.00%, 8/17/40 (2)	405,000	551
Republic of Italy, 5.25%, 9/20/16	880,000	975
Republic of Lithuania, 6.75%, 1/15/15 (2)(4)	445,000	449

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,273,383)	$ 1,464,589
Interest and dividends receivable	5,324
Receivable for investment securities sold	3,595
Receivable for shares sold	973
Other assets	258
Total assets	1,474,739
Liabilities	
Obligation to return securities lending collateral	92,254
Payable for investment securities purchased	3,724
Payable for shares redeemed	688
Investment management fees payable	516
Due to affiliates	188
Unrealized loss on swaps (premiums $0)	116
Variation margin payable on futures contracts	2
Other liabilities	259
Total liabilities	97,747
NET ASSETS	$ 1,376,992
Net Assets Consist of:	
Undistributed net investment income	$ 5,649
Accumulated undistributed net realized loss	(167,589)
Net unrealized gain	191,063
Paid-in capital applicable to 81,120,079 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,347,869
NET ASSETS	$ 1,376,992
NET ASSET VALUE PER SHARE	$ 16.97

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 60% stocks, 30% bonds, and 10% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the six months ended November 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the financial instruments, based on the inputs used to determine their values on November 30, 2009:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 235,534	$ —	$ —	$ 235,534
Common Stocks	673,273	145,717	—	818,990
Preferred Stocks	9	1,455	—	1,464
Convertible Preferred Stocks	—	3,069	—	3,069
Convertible Bonds	—	3,136	—	3,136
Corporate Bonds	—	103,240	—	103,240
Asset-Backed Securities	—	11,787	—	11,787
Non-U.S. Government Mortgage-Backed Securities	—	23,341	—	23,341
U.S. Government & Agency Mortgage-Backed Securities	—	110,495	—	110,495
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	49,740	—	49,740
Foreign Government Obligations & Municipalities	—	7,187	—	7,187
Municipal Securities	—	3,929	—	3,929
Private Investment Companies	—	—	423	423
Securities Lending Collateral	91,584	670	—	92,254
Total	$ 1,000,400	$ 463,766	$ 423	$ 1,464,589
Liabilities				
Swaps	$ —	$ 116	$ —	$ 116
Futures	2	—	—	2
Total	$ 2	$ 116	$ —	$ 118

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2009 totaled $(53,000) for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of November 30, 2009, the notional amount of protection sold by the fund totaled $920,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, securities valued at $347,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On November 30, 2009, the value of loaned securities was $89,944,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2009, the fund had outstanding capital commitments in the amount of $997,000 which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $211,932,000 and $205,609,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $81,863,000 and $61,076,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $86,950,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $29,339,000 of unused capital loss carryforwards, all of which expire in fiscal 2017.

At November 30, 2009, the cost of investments for federal income tax purposes was $1,273,383,000. Net unrealized gain aggregated $191,063,000 at period-end, of which $229,640,000 related to appreciated investments and $38,577,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $183,000 for T. Rowe Price Services, Inc.; and $541,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2009, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010